SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2015

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-33672	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

On December 8, 2015, Neuralstem, Inc. (the “Company”) announced the publication of Phase 1b data in Molecular Psychiatry for their lead small molecule drug, NSI-189 in patients with major depressive disorder. The report showed that NSI-189, benzylpiperizine-aminiopyridine compound with neurogenic and synaptogenic mechanism of action, was well tolerated for 28 days at escalating doses. A copy of the press release is attached to this report as Exhibit 99.01.

Item 9.01     Financial Statement and Exhibits.

Exhibit No.	Description
99.01	Press Release Dated December 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2015	Neuralstem, Inc.

/s/ Richard Garr
By: Richard Garr
Chief Executive Officer

INDEX OF EXHIBITS
Exhibit No.	Description
99.01	Press Release Dated December 8, 2015